                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ___________________

                                  FORM 8-K/A
                       AMENDMENT NO. 4 TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ___________________

                                Date of Report
                       (Date of earliest event reported)
                                March 28, 1998
                              ___________________

                                  P-COM, INC.

              (Exact name of registrant as specified in charter)

         DELAWARE                       0-25356                 77-02893711
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

                              ___________________

                         3175 S. WINCHESTER BOULEVARD,
                          CAMPBELL, CALIFORNIA  95008
                              ___________________
             (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code (408) 866-3666
                              ___________________

                                NOT APPLICABLE
                              ___________________

         (Former name or former address, if changed since last report.)

                                AMENDMENT NO. 4

        P-Com, Inc. ("P-Com") hereby amends the following items to its Current Reports on Form 8-K, Form 8-K/A (Amendment No. 1), Form 8-K/A, (Amendment No.
2) and Form 8-K/A, (Amendment No.3) filed with the Securities and Exchange Commission on April 9, 1998, April 17, 1998 and June 12, 1998, respectively, as set forth in the pages attached hereto:


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

        The following financial statements and pro forma financial information are filed as exhibits to this report.



        (1) Exhibit 99.1 - Financial Statements of Business Acquired, Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation), as restated

               A.   Report of Independent Accountants (PricewaterhouseCoopers
                    LLP);

               B.   Balance Sheet at December 31, 1997;

               C. Statement of Operations and Divisional Equity for the year ended December 31, 1997;

               D. Statement of Cash Flows for the year ended December 31, 1997; and

               E.   Notes to Financial Statements.

        (2) Exhibit 99.2 - Pro Forma Financial Information, P-Com, Inc. (on a consolidated basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation) (unaudited), as restated

               A. Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997;

               B. Pro forma Combined Condensed Balance Sheet at December 31, 1997; and

               C.   Notes to Pro Forma Financial Information.


                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  P-Com, Inc.
                                 (Registrant)


Date: August 3, 1999                   By:/s/ Robert E. Collins

                                      Name:   Robert E. Collins
                                      Title:  Chief Financial Officer

                                EXHIBIT INDEX

Exhibit 99.1 Financial Statements of Business Acquired. Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation), as restated

               (1)  Report of Independent Accountants (PricewaterhouseCoopers
                    LLP)

               (2)  Balance Sheet at December 31, 1997

               (3) Statement of Operations and Divisional Equity for the year ended December 31, 1997

               (4)  Statement of Cash Flows for the year ended December 31, 1997

               (5)  Notes to Financial Statements

Exhibit 99.2 Pro Forma Financial Information. P-Com, Inc. (on a consolidated basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation) (unaudited), as restated

               (1) Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997

               (2)  Pro forma Combined Condensed Balance Sheet at December 31,
                    1997

               (3)  Notes to Pro Forma Financial Information

                                       3